Supplement dated August 29, 2025
to the Prospectus (as supplemented) of the following Fund:
Fund	Prospectus
Columbia Funds Series Trust II
Columbia Large Cap Value Fund	10/1/2024
As previously supplemented on July 2, 2025, the Fund's name will be changed to Columbia Intrinsic Value Fund effective on or about September 1, 2025 (the Effective Date).
On the Effective Date, the information in the fourth paragraph under the heading “Principal Investment Strategies” in the “More Information about the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) chooses investments by, among other things, seeking to:
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Select companies that are priced below their intrinsic value based on a variety of measures, including but not limited to price-to-earnings ratios, price-to-book ratios, price-to-free cash flow, current and projected dividends, sum-of-the parts or breakup value and historic relative price valuations.
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Identify companies with growth potential based on:
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effective management, as demonstrated by overall performance;
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financial strength; and
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underappreciated potential for improvement in industry and thematic trends.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP138_05_005_(08/25)